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                                                                  EXHIBIT 10-h-2

                     NEW ROCKWELL INTERNATIONAL CORPORATION

                 RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
                              ON DECEMBER 4, 1996

 o   APPROVAL OF ASSUMPTION AND ADOPTION OF COMPENSATION AND BENEFIT PLANS
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     RESOLVED, that, this Corporation's proposed succession to, and assumption of, sponsorship, effective as of the Time of Contribution (as defined in the Merger Agreement), of those compensation and benefit plans listed below which were sponsored by Rockwell immediately prior to the Time of Contribution, together with any and all sub-plans, agreements, undertakings or other liabilities thereunder, including but not limited to any liabilities in respect of outstanding stock options, stock appreciation rights or restricted stock, in connection with the Contribution (as defined in the Merger Agreement), be, and they hereby are, authorized and approved:

         Rockwell International Corporation Supplemental Savings Plan for Highly
          Compensated Employees
         Rockwell Retirement Savings Plan Excess Benefit Savings Plan
         1979 Stock Plan for Key Employees
         1988 Long-Term Incentives Plan
         1995 Long-Term Incentives Plan
         Directors Stock Plan
         Incentive Compensation Plan
         Deferred Compensation Plan
         Annual Incentive Compensation Plan for Senior Executive Officers Deferred Compensation Policy for Non-Employee Directors of Rockwell
          International Corporation